Portfolio Recovery Associates Reports Record Second Quarter 2011 Results

EPS Totals $1.48 in Quarter as Net Income Increases 31% to Record $25.6 Million; Revenues Up 23% to Record $114.8 Million as Cash Collections Grow 37% to Record $176.3 Million; Portfolio Acquisitions Total $89.5 Million

NORFOLK, VA -- (Marketwire - July 28, 2011) - Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company and market leader in the consumer debt purchase and collection industry, today reported record second quarter results including net income of $25.6 million for the quarter ended June 30, 2011. The Company's net income for the second quarter of 2011 increased 31% from $19.5 million in the same period a year earlier. Earnings per diluted share were $1.48 in the second quarter of 2011, up 30% from $1.14 in the second quarter of 2010. The Company's second quarter 2011 earnings included ongoing non-cash equity-based compensation expense of $1.2 million, after tax, or $0.07 per share, and a gain from the sale of real property of $690,000, after tax, or $0.04 per share.

Total revenues for the second quarter of 2011 grew 23% from the year-earlier period to a record $114.8 million. Total revenues consist of cash collections reduced by amounts applied to principal on the Company's owned debt portfolios, plus fee income earned from its fee-for-service businesses. During the second quarter of 2011, the Company applied 43.1% of cash collections to reduce the carrying value of its owned debt portfolios, up from 40.1% in the second quarter of 2010. The second quarter 2011 principal amortization rate included a $2.3 million net allowance charge against certain pools of finance receivables accounts.

"Portfolio Recovery Associates ended the first half of 2011 with yet another record quarter, which saw strong growth in net income, earnings per share, revenues and cash collections," said Steven D. Fredrickson, chairman, president and chief executive officer. "Collections were a key driver of our second-quarter performance. Bankruptcy collections were up strongly in the quarter, internal and external legal collections both produced impressive growth, and our call centers performed well despite the difficult economy. Collector productivity advanced to another new record as well."

Fredrickson continued: "This outstanding performance reflects the efforts of our entire PRA staff, including the Company's more than 1,500 call-center collectors. I'm proud of the hard work and dedication of our very talented team and look forward to our future successes."

Financial and Operating Highlights

  Cash collections rose 37% to a record $176.3 million in the second quarter of 2011, up from $128.4 million in the year-ago period. Call center and other collections increased 19%, external legal collections increased 45%, internal legal collections grew 41%, and purchased bankruptcy collections gained 56% when compared with the year-earlier period. The table below displays cash collections by source, by quarter for the past five quarters:

Cash Collection Source
 ($ in thousands)            Q22011    Q12011    Q42010    Q32010    Q22010
-------------------------- --------- --------- --------- --------- ---------
Call Center & Other
 Collections               $  64,566 $  67,377 $  53,775 $  51,711 $  54,477
External Legal Collections    27,329    25,378    21,446    20,217    18,819
Internal Legal Collections    16,007    15,598    12,841    12,130    11,362
Purchased Bankruptcy
 Collections                  68,379    58,364    56,301    53,319    43,748
                           --------- --------- --------- --------- ---------
Total Cash Collections     $ 176,281 $ 166,717 $ 144,363 $ 137,377 $ 128,406
                           ========= ========= ========= ========= =========

  Internal legal collections grew to $16.0 million in the second quarter of 2011 from $11.4 million in the year ago quarter. Internal legal collections, in which the Company uses its own staff attorneys or in select cases, third-party attorneys working on a fixed price basis, represent an important, developing collections channel.

  Productivity rose to a record $242 per collector hour paid for the first half of 2011 from $194 for all of 2010. Productivity, the Company's key measure of collector performance, is measured by cash collections per collector hour paid. Excluding the impact of trustee remittances from purchased bankrupt accounts, the comparison is $158 for the first two quarters of 2011, compared to $129 for all of 2010. Excluding trustee remittances on purchased bankrupt accounts and external legal collections, the comparison is $121 for the first six months of 2011 and $100 for all of 2010.

  In the second quarter of 2011, revenues were a record $114.8 million, up 23% compared with the same period a year ago. This was driven by record cash receipts of $190.8 million in the second quarter, up 32% from $144.5 million a year earlier. Cash receipts are comprised of both cash collections and revenues from the Company's fee-based businesses.

  The Company's net allowance charge totaled $2.3 million in the second quarter of 2011, representing 0.26% of net finance receivables at period-end and 1.3% of cash collections. The table below displays net allowance charges incurred by quarter, by buying period since 2005, as well as purchases of charged-off consumer debt, net of buybacks:

($ in thousands)
--------------------
Entire Portfolio                         Purchase Period
--------------------
Allowance Period      1996-2003    2004       2005       2006       2007
-------------------- ---------- ---------- ---------- ---------- ----------
Q1 05                $        - $        - $        - $        - $        -
Q2 05                         -          -          -          -          -
Q3 05                         -          -          -          -          -
Q4 05                       200          -          -          -          -
Q1 06                         -          -        175          -          -
Q2 06                        75          -        125          -          -
Q3 06                       200          -         75          -          -
Q4 06                         -          -        450          -          -
Q1 07                      (245)         -        610          -          -
Q2 07                        90          -          -          -          -
Q3 07                       200        320        660          -          -
Q4 07                       190        150        615        340          -
Q1 08                       120        650        910      1,105          -
Q2 08                       260        720          -      2,330        650
Q3 08                       (90)        60        325      1,135      2,350
Q4 08                      (400)      (140)     1,805      2,600      4,380
Q1 09                      (225)        35      1,150        910      2,300
Q2 09                      (230)      (220)       495        765        685
Q3 09                       (25)      (190)     1,170      1,965        340
Q4 09                      (120)         -      1,375      1,220        110
Q1 10                         -          -      2,795      1,175      2,900
Q2 10                         -        (80)     1,600      2,100        700
Q3 10                         -        (80)     1,650      2,050      2,750
Q4 10                         -        (10)       832      1,720      1,150
Q1 11                         -        (15)       455       (100)       400
Q2 11                         -          -       (217)         -          -
-------------------- ---------- ---------- ---------- ---------- ----------
Total                $        - $    1,200 $   17,055 $   19,315 $   18,715
==================== ========== ========== ========== ========== ==========

Portfolio Purchases,
 net                 $  203,026 $   59,177 $  143,169 $  107,705 $  258,381
-------------------- ---------- ---------- ---------- ---------- ----------

($ in thousands)
--------------------
Entire Portfolio        Purchase Period
--------------------
                                                          Net
                                                      Allowance
                                                      Charge as
Allowance Period        2008     2009-2011    Total    % of NFR
-------------------- ---------- ---------- ---------- ---------
Q1 05                $        - $        - $        -       0.0%
Q2 05                         -          -          -       0.0%
Q3 05                         -          -          -       0.0%
Q4 05                         -          -        200       0.1%
Q1 06                         -          -        175       0.1%
Q2 06                         -          -        200       0.1%
Q3 06                         -          -        275       0.1%
Q4 06                         -          -        450       0.2%
Q1 07                         -          -        365       0.1%
Q2 07                         -          -         90       0.0%
Q3 07                         -          -      1,180       0.4%
Q4 07                         -          -      1,295       0.3%
Q1 08                         -          -      2,785       0.6%
Q2 08                         -          -      3,960       0.8%
Q3 08                         -          -      3,780       0.7%
Q4 08                       620          -      8,865       1.6%
Q1 09                     2,050          -      6,220       1.1%
Q2 09                     2,425          -      3,920       0.6%
Q3 09                     4,750          -      8,010       1.2%
Q4 09                     6,900          -      9,485       1.4%
Q1 10                         -          -      6,870       0.9%
Q2 10                     2,000          -      6,320       0.8%
Q3 10                       150          -      6,520       0.8%
Q4 10                     1,750          -      5,442       0.7%
Q1 11                     3,300          -      4,040       0.5%
Q2 11                     2,500          -      2,283       0.3%
-------------------- ---------- ---------- ----------
Total                $   26,445 $        - $   82,730
==================== ========== ========== ==========

Portfolio Purchases,
 net                 $  275,141 $  838,362 $1,884,961
-------------------- ---------- ---------- ----------

($ in thousands)
--------------------
Purchased Bankruptcy
 Portfolio                                Purchase Period
--------------------
Allowance Period      1996-2003     2004       2005       2006       2007
-------------------- ---------- ---------- ---------- ---------- ----------
Q3 07                $        - $      320 $      160 $        - $        -
Q4 07                         -        150          -        150          -
Q1 08                         -        530         60        405          -
Q2 08                         -         15          -        450          -
Q3 08                         -        115          -         30          -
Q4 08                         -        110        315        325          -
Q1 09                         -         10        100         50          -
Q2 09                         -         15         (5)         -          -
Q3 09                         -         20         70          -          -
Q4 09                         -          -        100         70        110
Q1 10                         -          -         95         50      1,200
Q2 10                         -        (30)        25          -          -
Q3 10                         -        (30)         -       (100)       600
Q4 10                         -        (10)       (18)       (30)       950
Q1 11                         -        (15)       (95)      (100)     1,150
Q2 11                         -          -        (17)         -          -
-------------------- ---------- ---------- ---------- ---------- ----------
Total                $        - $    1,200 $      790 $    1,300 $    4,010
==================== ========== ========== ========== ========== ==========

Portfolio Purchases,
 net                 $        - $    7,468 $   29,301 $   17,648 $   78,551
-------------------- ---------- ---------- ---------- ---------- ----------

($ in thousands)
--------------------
Purchased Bankruptcy
 Portfolio              Purchase Period
--------------------
                                                          Net
                                                      Allowance
                                                      Charge as
Allowance Period         2008    2009-2011    Total    % of NFR
-------------------- ---------- ---------- ---------- ---------
Q3 07                $        - $        - $      480       1.3%
Q4 07                         -          -        300       0.3%
Q1 08                         -          -        995       0.8%
Q2 08                         -          -        465       0.3%
Q3 08                         -          -        145       0.1%
Q4 08                         -          -        750       0.4%
Q1 09                         -          -        160       0.1%
Q2 09                         -          -         10       0.0%
Q3 09                         -          -         90       0.0%
Q4 09                         -          -        280       0.1%
Q1 10                         -          -      1,345       0.4%
Q2 10                         -          -         (5)      0.0%
Q3 10                         -          -        470       0.1%
Q4 10                         -          -        892       0.2%
Q1 11                     1,300          -      2,240       0.5%
Q2 11                       500          -        483       0.1%
-------------------- ---------- ---------- ----------
Total                $    1,800 $        - $    9,100
==================== ========== ========== ==========

Portfolio Purchases,
 net                 $  108,613 $  449,563 $  691,144
-------------------- ---------- ---------- ----------

($ in thousands)
--------------------
Core Portfolio                            Purchase Period
--------------------
Allowance Period      1996-2003     2004       2005       2006       2007
-------------------- ---------- ---------- ---------- ---------- ----------
Q1 05                $        - $        - $        - $        - $        -
Q2 05                         -          -          -          -          -
Q3 05                         -          -          -          -          -
Q4 05                       200          -          -          -          -
Q1 06                         -          -        175          -          -
Q2 06                        75          -        125          -          -
Q3 06                       200          -         75          -          -
Q4 06                         -          -        450          -          -
Q1 07                      (245)         -        610          -          -
Q2 07                        90          -          -          -          -
Q3 07                       200          -        500          -          -
Q4 07                       190          -        615        190          -
Q1 08                       120        120        850        700          -
Q2 08                       260        705          -      1,880        650
Q3 08                       (90)       (55)       325      1,105      2,350
Q4 08                      (400)      (250)     1,490      2,275      4,380
Q1 09                      (225)        25      1,050        860      2,300
Q2 09                      (230)      (235)       500        765        685
Q3 09                       (25)      (210)     1,100      1,965        340
Q4 09                      (120)         -      1,275      1,150          -
Q1 10                         -          -      2,700      1,125      1,700
Q2 10                         -        (50)     1,575      2,100        700
Q3 10                         -        (50)     1,650      2,150      2,150
Q4 10                         -          -        850      1,750        200
Q1 11                         -          -        550          -       (750)
Q2 11                         -          -       (200)         -          -
-------------------- ---------- ---------- ---------- ---------- ----------
Total                $        - $        - $   16,265 $   18,015 $   14,705
==================== ========== ========== ========== ========== ==========

Portfolio Purchases,
 net                 $  203,026 $   51,709 $  113,868 $   90,057 $  179,830
-------------------- ---------- ---------- ---------- ---------- ----------

($ in thousands)
--------------------
Core Portfolio          Purchase Period
--------------------
                                                         Net
                                                      Allowance
                                                      Charge as
Allowance Period         2008    2009-2011    Total   % of NFR
-------------------- ---------- ---------- ---------- ---------
Q1 05                $        - $        - $        -       0.0%
Q2 05                         -          -          -       0.0%
Q3 05                         -          -          -       0.0%
Q4 05                         -          -        200       0.1%
Q1 06                         -          -        175       0.1%
Q2 06                         -          -        200       0.1%
Q3 06                         -          -        275       0.2%
Q4 06                         -          -        450       0.2%
Q1 07                         -          -        365       0.2%
Q2 07                         -          -         90       0.0%
Q3 07                         -          -        700       0.2%
Q4 07                         -          -        995       0.3%
Q1 08                         -          -      1,790       0.5%
Q2 08                         -          -      3,495       0.9%
Q3 08                         -          -      3,635       1.0%
Q4 08                       620          -      8,115       2.1%
Q1 09                     2,050          -      6,060       1.6%
Q2 09                     2,425          -      3,910       1.0%
Q3 09                     4,750          -      7,920       2.0%
Q4 09                     6,900          -      9,205       2.3%
Q1 10                         -          -      5,525       1.4%
Q2 10                     2,000          -      6,325       1.6%
Q3 10                       150          -      6,050       1.5%
Q4 10                     1,750          -      4,550       1.1%
Q1 11                     2,000          -      1,800       0.4%
Q2 11                     2,000          -      1,800       0.4%
-------------------- ---------- ---------- ----------
Total                $   24,645 $        - $   73,630
==================== ========== ========== ==========

Portfolio Purchases,
 net                 $  166,528 $  388,799 $1,193,817
-------------------- ---------- ---------- ----------

  The Company purchased $1.41 billion of face-value debt during the second quarter of 2011 for $89.5 million. This was acquired in 76 portfolios from 10 different sellers. The tables below display purchase price amounts by year, net of buybacks, current net finance receivable balance, cash collections to date including sales, estimated remaining and total collections and estimated purchase price multiples:

($ in thousands)
---------------------------------------------------------------------------
Entire Portfolio

                                    Net
                                  Finance     Actual                Total
                                Receivables    Cash               Estimated
                                  Balance   Collections          Collections
                         Total       at      Including  Estimated    to
 Purchase   Purchase  Estimated   June 30,   at Cash    Remaining  Purchase
  Period     Price   Collections    2011       Sales   Collections  Price
---------- ---------- ---------- ---------- ---------- ---------- ---------
   1996    $    3,080 $   10,183 $        - $   10,108 $       75       331%
   1997         7,685     25,487          -     25,229        258       332%
   1998        11,089     37,203          -     36,789        414       335%
   1999        18,898     68,950          -     67,698      1,252       365%
   2000        25,020    115,279          -    112,216      3,063       461%
   2001        33,481    173,088          -    168,858      4,230       517%
   2002        42,325    192,679          -    187,667      5,012       455%
   2003        61,448    256,431          -    248,330      8,101       417%
   2004        59,177    191,865          -    183,432      8,433       324%
   2005       143,169    310,203     15,976    280,311     29,892       217%
   2006       107,705    218,391     21,788    179,297     39,094       203%
   2007       258,381    507,104     79,060    372,501    134,603       196%
   2008       275,141    531,342    125,937    317,577    213,765       193%
   2009       281,425    733,239    163,829    330,310    402,929       261%
   2010       359,235    785,719    280,349    194,466    591,253       219%
YTD 2011      197,702    390,446    192,576     16,815    373,631       197%
---------- ---------- ---------- ---------- ---------- ---------- ---------
   Total   $1,884,961 $4,547,609 $  879,515 $2,731,604 $1,816,005       241%
---------- ---------- ---------- ---------- ---------- ---------- ---------

($ in thousands)
---------------------------------------------------------------------------
Purchased Bankruptcy Portfolio

                                    Net
                                  Finance     Actual                Total
                                Receivables    Cash               Estimated
                                  Balance   Collections          Collections
                         Total       at      Including  Estimated    to
 Purchase   Purchase  Estimated   June 30,   at Cash    Remaining  Purchase
  Period     Price   Collections    2011       Sales   Collections  Price
---------- ---------- ---------- ---------- ---------- ---------- ---------
1996-2003  $        - $        - $        - $        - $        -         0%
   2004         7,468     14,373          -     14,243        130       192%
   2005        29,301     43,279         83     43,065        214       148%
   2006        17,648     31,285        123     29,935      1,350       177%
   2007        78,551    111,003     18,891     88,114     22,889       141%
   2008       108,613    183,599     55,426    105,998     77,601       169%
   2009       156,062    360,801    106,599    147,753    213,048       231%
   2010       209,693    385,918    176,991     86,796    299,122       184%
YTD 2011       83,808    130,643     83,757      1,769    128,874       156%
---------- ---------- ---------- ---------- ---------- ---------- ---------
   Total   $  691,144 $1,260,901 $  441,870 $  517,673 $  743,228       182%
---------- ---------- ---------- ---------- ---------- ---------- ---------

($ in thousands)
---------------------------------------------------------------------------
Core Portfolio

                                    Net
                                  Finance     Actual                Total
                                Receivables    Cash               Estimated
                                  Balance   Collections          Collections
                         Total       at      Including  Estimated    to
 Purchase   Purchase  Estimated   June 30,   at Cash    Remaining  Purchase
  Period     Price   Collections    2011       Sales   Collections  Price
---------- ---------- ---------- ---------- ---------- ---------- ---------
   1996    $    3,080 $   10,183 $        - $   10,108 $       75       331%
   1997         7,685     25,487          -     25,229        258       332%
   1998        11,089     37,203          -     36,789        414       335%
   1999        18,898     68,950          -     67,698      1,252       365%
   2000        25,020    115,279          -    112,216      3,063       461%
   2001        33,481    173,088          -    168,858      4,230       517%
   2002        42,325    192,679          -    187,667      5,012       455%
   2003        61,448    256,431          -    248,330      8,101       417%
   2004        51,709    177,492          -    169,189      8,303       343%
   2005       113,868    266,924     15,893    237,246     29,678       234%
   2006        90,057    187,106     21,665    149,362     37,744       208%
   2007       179,830    396,101     60,169    284,387    111,714       220%
   2008       166,528    347,743     70,511    211,579    136,164       209%
   2009       125,363    372,438     57,230    182,557    189,881       297%
   2010       149,542    399,801    103,358    107,670    292,131       267%
YTD 2011      113,894    259,803    108,819     15,046    244,757       228%
---------- ---------- ---------- ---------- ---------- ---------- ---------
   Total   $1,193,817 $3,286,708 $  437,645 $2,213,931 $1,072,777       275%
---------- ---------- ---------- ---------- ---------- ---------- ---------

  The Company's fee-for-service businesses generated revenues of $14.5 million in the second quarter of 2011, a decline of 10% from the same period a year ago due largely to a decrease in revenues generated by PRA Location Services. Together, the fee-for-service businesses accounted for 12.6% of the Company's overall revenues in the second quarter of 2011, down from 17.3% in the second quarter of 2010.

  Cash balances were $25.5 million as of June 30, 2011, down from $41.1 million as of December 31, 2010. During the second quarter of 2011, the Company had net repayments of $40 million on its line of credit, leaving it with $250 million in outstanding borrowings at quarter end. Remaining borrowing availability under the line was $157.5 million as of June 30, 2011.

Kevin P. Stevenson, chief financial and administrative officer, said: "Portfolio Recovery Associates turned in another strong performance in the second quarter of 2011, due in large part to the long-term investments we have made in people, technology and portfolios. The Company purchased $89.5 million of charged-off debt in the second quarter, bringing our total purchases for the first half of the year to $197.4 million. These portfolios will provide additional opportunities for our collectors in the quarters and years to come. Importantly, we were able to accomplish this while paying down $40 million in principal on our line of credit during the quarter, strengthening our ability to continue making smart investments in the future."

The Company's first-half 2011 earnings totaled $48.7 million, or $2.83 per diluted share, compared with $34.3 million, or $2.06 per diluted share, for the first six months of 2010. First-half 2011 revenues were $226.6 million, compared to $176.4 million in the first half of 2010.

Conference Call Information
The Company will hold a conference call with investors this evening at 5:30 p.m. EDT, Thursday, July 28, 2011, to discuss its second-quarter results. Investors can access the call live by dialing 888-713-4211 for domestic callers or 617-213-4864 for international callers using the pass code 68414138. Investors may also listen via webcast at the Company's website, www.portfoliorecovery.com.

Following the live call, investors may listen to the call via a taped replay, which will be available for seven days, by dialing 888-286-8010 for domestic callers and 617-801-6888 for international callers using the pass code 41859487. The replay will be available approximately two hours after today's conference call ends. There will also be an archived webcast available at the Company's website.

About Portfolio Recovery Associates, Inc.
Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company, is a market leader in the consumer debt purchase and collection industry. The Company, which has purchased more than $57 billion of face value defaulted consumer debt since its inception, has operations in 10 states, more than 25 million customer accounts and more than 2,500 employees. Portfolio Recovery Associates also provides a broad range of fee-based services through its subsidiaries: PRA Government Services, LLC; MuniServices, LLC; PRA Location Services, LLC; and Claims Compensation Bureau, LLC. Working every day with people in financial distress, the Company seeks to engage collaboratively with its customers to create realistic, affordable repayment plans. Portfolio Recovery Associates has a longstanding culture of compliance, and for four consecutive years has been named to the Forbes 100 Best Small Companies in America annual rankings list (2007 - 2010). Additional information about Portfolio Recovery Associates is available at www.portfoliorecovery.com.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

                    Portfolio Recovery Associates, Inc.
                  Unaudited Consolidated Income Statements
                  (in thousands, except per share amounts)

                     Three Months  Three Months   Six Months    Six Months
                         Ended         Ended         Ended         Ended
                       June 30,      June 30,      June 30,      June 30,
                         2011          2010          2011          2010
                     ------------  ------------  ------------  ------------

Revenues:
  Income recognized
   on finance
   receivables, net  $    100,303  $     76,920  $    196,277  $    144,871
  Fee income               14,492        16,109        30,295        31,536
                     ------------  ------------  ------------  ------------

    Total revenues        114,795        93,029       226,572       176,407

Operating expenses:
  Compensation and
   employee services       34,815        30,872        68,968        60,513
  Legal collection
   fees                     5,970         4,131        11,719         8,203
  Legal collection
   costs                    9,879         6,430        19,218        12,069
  Agent fees                1,724         2,927         4,362         6,554
  Outside fees and
   services                 4,066         3,155         7,481         5,984
  Communications            5,706         4,102        12,020         9,160
  Rent and occupancy        1,438         1,297         2,835         2,549
  Depreciation and
   amortization             3,316         3,206         6,532         5,756
  Other operating
   expenses                 3,501         2,580         6,353         4,854
                     ------------  ------------  ------------  ------------

    Total operating
     expenses              70,415        58,700       139,488       115,642

Gain on sale of
 property                   1,157             -         1,157             -
                     ------------  ------------  ------------  ------------

    Income from
     operations            45,537        34,329        88,241        60,765

Other income and
 (expense):
  Interest income               -             -             -            35
  Interest expense         (2,635)       (2,177)       (5,502)       (4,357)
                     ------------  ------------  ------------  ------------

  Income before
   income taxes            42,902        32,152        82,739        56,443

  Provision for
   income taxes            17,326        12,474        33,454        21,960
                     ------------  ------------  ------------  ------------

  Net income         $     25,576  $     19,678  $     49,285  $     34,483

    Less net income
     attributable to
     redeemable
     noncontrolling
     interest                   2           150           590           155
                     ------------  ------------  ------------  ------------

  Net income
   attributable to
   Portfolio
   Recovery
   Associates, Inc.  $     25,574  $     19,528  $     48,695  $     34,328
                     ============  ============  ============  ============

Net income per
 common share:
  Basic              $       1.49  $       1.15  $       2.85  $       2.07
  Diluted            $       1.48  $       1.14  $       2.83  $       2.06

Weighted average
 number of shares
 outstanding:
  Basic                    17,108        16,970        17,100        16,581
  Diluted                  17,225        17,080        17,212        16,641

                     Portfolio Recovery Associates, Inc.
               Unaudited Condensed Consolidated Balance Sheets
                  (in thousands, except per share amounts)

                                                     June 30,   December 31,
ASSETS                                                 2011         2010
                                                   ------------ ------------

Cash and cash equivalents                          $     25,481 $     41,094
Finance receivables, net                                879,515      831,330
Accounts receivable, net                                  6,683        8,932
Property and equipment, net                              23,810       24,270
Goodwill                                                 61,678       61,678
Intangible assets, net                                   15,965       18,466
Other assets                                              8,485       10,138
                                                   ------------ ------------

      Total assets                                 $  1,021,617 $    995,908
                                                   ============ ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Accounts payable and accrued liabilities           $     23,155 $     23,576
Net deferred tax liability                              188,142      164,971
Line of credit                                          250,000      300,000
Long term debt                                            1,856        2,396
                                                   ------------ ------------

    Total liabilities                                   463,153      490,943
                                                   ------------ ------------

Redeemable noncontrolling Interest                       16,068       14,449
                                                   ------------ ------------

Stockholders' equity:
  Preferred stock, par value $0.01, authorized
   shares, 2,000, issued and outstanding shares - 0           -            -
  Common stock, par value $0.01, authorized
   shares, 60,000, 17,115 issued and outstanding
   shares at June 30, 2011, and 17,064 issued and
   outstanding shares at December 31, 2010                  171          171
  Additional paid-in capital                            166,723      163,538
  Retained earnings                                     375,502      326,807
                                                   ------------ ------------
    Total stockholders' equity                          542,396      490,516
                                                   ============ ============

      Total liabilities and stockholders' equity   $  1,021,617 $    995,908
                                                   ============ ============

                    Portfolio Recovery Associates, Inc.
         Unaudited Condensed Consolidated Statements of Cash Flows
                               (in thousands)

                                                    Six Months   Six Months
                                                      Ended        Ended
                                                     June 30,     June 30,
                                                       2011         2010
                                                   -----------  -----------

Cash flows from operating activities:
  Net income                                       $    49,285  $    34,483
  Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of share-based compensation             4,622        2,074
    Depreciation and amortization                        6,532        5,756
    Deferred tax expense                                23,171       21,881
    Gain on sale of property                            (1,157)           -
    Changes in operating assets and liabilities:
      Other assets                                       1,653        2,934
      Accounts receivable                                2,249        1,010
      Accounts payable and accrued liabilities             622         (847)
                                                   -----------  -----------

    Net cash provided by operating activities           86,977       67,291
                                                   -----------  -----------

Cash flows from investing activities:
  Purchases of property and equipment                   (3,682)      (4,784)
  Proceeds from sale of property                         1,267            -
  Acquisition of finance receivables, net of
   buybacks                                           (194,906)    (184,874)
  Collections applied to principal on finance
   receivables                                         146,721      102,730
  Business acquisitions, net of cash acquired                -      (23,000)
  Contingent payment made for business acquisition           -         (104)
                                                   -----------  -----------

    Net cash used in investing activities              (50,600)    (110,032)
                                                   -----------  -----------

Cash flows from financing activities:
  Proceeds from exercise of options                        149           57
  Income tax benefit from share-based compensation         459          113
  Payment of liability-classified contingent
   consideration                                             -       (1,000)
  Proceeds from line of credit                           2,000       99,000
  Principal payments on line of credit                 (52,000)    (128,800)
  Proceeds from stock offering, net of offering
   costs                                                     -       71,688
  Distributions paid to noncontrolling interest         (2,059)           -
  Principal payments on long-term debt                    (539)        (332)
                                                   -----------  -----------

    Net cash (used in)/provided by financing
     activities                                        (51,990)      40,726
                                                   -----------  -----------

    Net decrease in cash and cash equivalents          (15,613)      (2,015)

Cash and cash equivalents, beginning of year            41,094       20,265
                                                   -----------  -----------

Cash and cash equivalents, end of period           $    25,481  $    18,250
                                                   ===========  ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest                           $     5,256  $     4,318
  Cash paid for income taxes                             6,784           73

Noncash investing and financing activities:
  Distributions payable to noncontrolling interest $       247  $         -
  Adjustment of the noncontrolling interest
   measurement amount                                    2,045            -
  Common stock issued for acquisition                        -        4,950
  Net unrealized change in fair value of
   derivative instrument                                     -           61

FINANCIAL HIGHLIGHTS

                 Three Months Ended              Six Months Ended
(dollars in           June 30,           %           June 30,           %
 thousands)       2011        2010    Change     2011        2010    Change
               ----------  ---------  ------  ----------  ---------  ------
EARNINGS
Income
 recognized on
 finance
 receivables,
 net           $  100,303  $  76,920      30% $  196,277  $ 144,871      35%
Fee income         14,492     16,109     -10%     30,295     31,536      -4%
Total revenues    114,795     93,029      23%    226,572    176,407      28%
Operating
 expenses          70,415     58,700      20%    139,488    115,642      21%
Income from
 operations        45,537     34,329      33%     88,241     60,765      45%
Net interest
 expense            2,635      2,177      21%      5,502      4,322      27%
Net income         25,576     19,678      30%     49,285     34,483      43%
Net income
 attributable
 to Portfolio
 Recovery
 Associates,
 Inc.              25,574     19,528      31%     48,695     34,328      42%
               ----------  ---------  ------  ----------  ---------  ------

PERIOD-END
 BALANCES
Cash and cash
 equivalents   $   25,481  $  18,250      40% $   25,481  $  18,250      40%
Finance
 receivables,
 net              879,515    775,606      13%    879,515    775,606      13%
Goodwill and
 intangible
 assets, net       77,643     83,090      -7%     77,643     83,090      -7%
Total assets    1,021,617    915,021      12%  1,021,617    915,021      12%
Line of credit    250,000    289,500     -14%    250,000    289,500     -14%
Total
 liabilities      463,153    451,214       3%    463,153    451,214       3%
Total equity      542,396    448,727      21%    542,396    448,727      21%
               ----------  ---------  ------  ----------  ---------  ------

FINANCE
 RECEIVABLE
 COLLECTIONS
Cash
 collections   $  176,281  $ 128,406      37% $  342,998  $ 247,601      39%
Principal
 amortization
 without
 allowance
 charges           73,695     45,166      63%    140,398     89,540      57%
Principal
 amortization
 with
 allowance
 charges           75,978     51,486      48%    146,721    102,730      43%
Principal
 amortization
 w/ allowance
 charges as %
 of cash
 collections:
  Including
   fully
   amortized
   pools             43.1%      40.1%      7%       42.8%      41.5%      3%
  Excluding
   fully
   amortized
   pools             45.7%      43.5%      5%       45.5%      44.7%      2%
Estimated
 remaining
 collections -
 core          $1,072,777  $ 929,144      15% $1,072,777  $ 929,144      15%
Estimated
 remaining
 collections -
 bankruptcy       743,228    682,365       9%    743,228    682,365       9%
Estimated
 remaining
 collections -
 total          1,816,005  1,611,509      13%  1,816,005  1,611,509      13%
               ----------  ---------  ------  ----------  ---------  ------

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
Balance at
 period-end    $   82,730  $  64,445      28% $   82,730  $  64,445      28%
Allowance
 charge        $    2,283  $   6,320     -64% $    6,323  $  13,190     -52%
Allowance
 charge to
 period-end
 net finance
 receivables         0.26%      0.81%    -68%       0.72%      1.70%    -58%
Allowance
 charge to net
 finance
 receivable
 income              2.28%      8.22%    -72%       3.22%      9.10%    -65%
Allowance
 charge to
 cash
 collections         1.30%      4.92%    -74%       1.84%      5.33%    -65%
               ----------  ---------  ------  ----------  ---------  ------

PURCHASES OF
 FINANCE
 RECEIVABLES
Purchase price
 - core        $   52,323  $  42,277      24% $  113,617  $  73,315      55%
Face value -
 core           1,034,898    885,321      17%  2,043,655  1,478,460      38%
Purchase price
 - bankruptcy      37,204     44,505     -16%     83,811    116,087     -28%
Face value -
 bankruptcy       378,051    781,976     -52%    860,993  2,080,084     -59%
Purchase price
 - total           89,527     86,782       3%    197,428    189,402       4%
Face value -
 total          1,412,949  1,667,297     -15%  2,904,648  3,558,544     -18%
Number of
 portfolios -
 total                 76         78      -3%        155        162      -4%
               ----------  ---------  ------  ----------  ---------  ------

PER SHARE DATA
Net income per
 common share
 - diluted     $     1.48  $    1.14      30% $     2.83  $    2.06      37%
Weighted
 average
 number of
 shares
 outstanding -
 diluted           17,225     17,080       1%     17,212     16,641       3%
Closing market
 price         $    84.79  $   66.78      27% $    84.79  $   66.78      27%
               ----------  ---------  ------  ----------  ---------  ------

RATIOS AND
 OTHER DATA
Return on
 average
 equity (1)         19.20%     17.86%      7%      18.74%     16.53%     13%
Return on
 revenue (2)        22.28%     21.15%      5%      21.75%     19.55%     11%
Operating
 margin (3)         39.67%     36.90%      7%      38.95%     34.45%     13%
Operating
 expense to
 cash receipts
 (4)                36.91%     40.62%     -9%      37.37%     41.43%    -10%
Debt to equity
 (5)                46.43%     64.78%    -28%      46.43%     64.78%    -28%
Cash
 collections
 per collector
 hour paid:
  Core cash
   collections $      154  $     127      21% $      158  $     113      40%
  Total cash
   collections $      243  $     188      29% $      242  $     145      67%
  Excluding
   external
   legal
   collections $      205  $     160      28% $      205  $     157      31%
  Excluding
   bankruptcy
   and
   external
   legal
   collections $      116  $     100      16% $      121  $     103      17%
Number of
 collectors         1,517      1,384      10%      1,517      1,384      10%
Number of
 employees          2,504      2,377       5%      2,504      2,377       5%
Cash receipts
 (4)           $  190,773  $ 144,515      32% $  373,292  $ 279,137      34%
Line of credit
 - unused
 portion at
 period end       157,500     75,500     109%    157,500     75,500     109%
               ----------  ---------  ------  ----------  ---------  ------
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

FINANCIAL
 HIGHLIGHTS                       For the Quarter Ended
              -------------------------------------------------------------
(dollars in     June 30    March 31   December 31  September 30    June 30
 thousands)      2011        2011         2010         2010         2010
              ----------  ----------  -----------  ------------  ----------
EARNINGS
Income
 recognized
 on finance
 receivables,
 net          $  100,303  $   95,974  $    84,783  $     80,026  $   76,920
Fee income        14,492      15,803       15,972        15,518      16,109
Total
 revenues        114,795     111,777      100,755        95,544      93,029
Operating
 expenses         70,415      69,072       64,480        62,721      58,700
Income from
 operations       45,537      42,705       36,275        32,823      34,329
Net interest
 expense           2,635       2,867        2,488         2,178       2,177
Net income        25,576      23,709       20,631        18,757      19,678
Net income
 attributable
 to Portfolio
 Recovery
 Associates,
 Inc.             25,574      23,121       20,645        18,481      19,528
              ----------  ----------  -----------  ------------  ----------

PERIOD-END
 BALANCES
Cash and cash
 equivalents  $   25,481  $   35,443  $    41,094  $     20,297  $   18,250
Finance
 receivables,
 net             879,515     866,992      831,330       807,239     775,606
Goodwill and
 intangible
 assets, net      77,643      78,893       80,144        81,610      83,090
Total assets   1,021,617   1,020,099      995,908       947,737     915,021
Line of
 credit          250,000     290,000      300,000       288,500     289,500
Total
 liabilities     463,153     489,136      490,943       464,781     451,214
Total equity     542,396     515,710      490,516       468,425     448,727
              ----------  ----------  -----------  ------------  ----------

FINANCE
 RECEIVABLE
 COLLECTIONS
Cash
 collections  $  176,281  $  166,717  $   144,363  $    137,377  $  128,406
Principal
 amortization
 without
 allowance        73,695      66,703       54,139        50,830      45,166
Principal
 amortization
 with
 allowance        75,978      70,743       59,580        57,351      51,486
Principal
 amortization
 w/ allowance
 as % of cash
 collections:
  Including
   fully
   amortized
   pools            43.1%       42.4%        41.3%         41.7%       40.1%
  Excluding
   fully
   amortized
   pools            45.7%       45.3%        44.3%         44.7%       43.5%
Estimated
 remaining
 collections
 - core       $1,072,777  $1,040,140  $   974,108  $    934,942  $  929,144
Estimated
 remaining
 collections
 - bankruptcy    743,228     753,130      749,410       734,632     682,365
Estimated
 remaining
 collections
 - total       1,816,005   1,793,270    1,723,518     1,669,574   1,611,509
              ----------  ----------  -----------  ------------  ----------

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
Balance at
 period-end   $   82,730  $   80,447  $    76,407  $     70,965  $   64,445
Allowance
 charge       $    2,283  $    4,040  $     5,442  $      6,520  $    6,320
Allowance
 charge to
 period-end
 net finance
 receivables        0.26%       0.47%        0.65%         0.81%       0.81%
Allowance
 charge to
 net finance
 receivable
 income             2.28%       4.21%        6.42%         8.15%       8.22%
Allowance
 charge to
 cash
 collections        1.30%       2.42%        3.77%         4.75%       4.92%
              ----------  ----------  -----------  ------------  ----------

PURCHASES OF
 FINANCE
 RECEIVABLES
Purchase
 price - core $   52,323  $   61,294  $    44,852  $     31,831  $   42,277
Face value -
 core          1,034,898   1,008,758    1,357,301       588,551     885,321
Purchase
 price -
 bankruptcy       37,204      46,607       40,671        60,687      44,505
Face value -
 bankruptcy      378,051     482,941      511,588       788,967     781,976
Purchase
 price -
 total            89,527     107,901       85,523        92,518      86,782
Face value -
 total         1,412,949   1,491,699    1,868,889     1,377,518   1,667,297
Number of
 portfolios -
 total                76          79           75            68          78
              ----------  ----------  -----------  ------------  ----------

PER SHARE
 DATA
Net income
 per common
 share -
 diluted      $     1.48  $     1.34  $      1.20  $       1.08  $     1.14
Weighted
 average
 number of
 shares
 outstanding
 - diluted        17,225      17,199       17,165        17,093      17,080
Closing
 market price $    84.79  $    85.13  $     75.20  $      64.66  $    66.78
              ----------  ----------  -----------  ------------  ----------

RATIOS AND
 OTHER DATA
Return on
 average
 equity (1)        19.20%      18.25%       17.09%        16.04%      17.86%
Return on
 revenue (2)       22.28%      21.21%       20.48%        19.63%      21.15%
Operating
 margin (3)        39.67%      38.21%       36.00%        34.35%      36.90%
Operating
 expense to
 cash
 receipts (4)      36.91%      37.84%       40.22%        41.02%      40.62%
Debt to
 equity (5)        46.43%      56.64%       61.65%        61.80%      64.78%
Cash
 collections
 per hour
 paid:
  Core cash
  collections $      154  $      162  $       129  $        127  $      127
  Total cash
  collections $      243  $      241  $       204  $        200  $      188
  Excluding
  external
  legal
  collections $      205  $      204  $       174  $        170  $      160
  Excluding
  bankruptcy
  and
  external
  legal
  collections $      116  $      125  $        98  $         97  $      100
Number of
 collectors        1,517       1,486        1,472         1,422       1,384
Number of
 employees         2,504       2,482        2,473         2,421       2,377
Cash receipts
 (4)          $  190,773  $  182,520  $   160,335  $    152,895  $  144,515
Line of
 credit -
 unused
 portion at
 period end      157,500     117,500      107,500        76,500      75,500
              ----------  ----------  -----------  ------------  ----------
Notes:
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

Investor Relations:
Jim Fike
Vice President, Finance
info@portfoliorecovery.com
757-961-3510

Media Relations:
Ray Atkinson
Assistant Vice President, Corporate Communications
raatkinson@portfoliorecovery.com
757-351-3264